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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): April 5, 2006

                             DRESSER-RAND GROUP INC.
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             (Exact name of registrant as specified in its Charter)

           Delaware                    001-32586                 20-1780492
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 (State or other jurisdiction       (Commission File           (IRS Employer
       of Incorporation)                 Number)             Identification No.)

1200 W. Sam Houston Parkway N., Houston, Texas  77043              77043
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (716) 375-3000

                                 Not Applicable
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
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SIGNATURES
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EXHIBIT INDEX

EXHIBIT 99.1

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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              On April 5, 2006, Dresser-Rand Group Inc. issued a news release announcing earnings and other financial results for its fourth quarter of 2005 and fiscal year ended December 31, 2005, and that Management would review these results in an investment community conference call at 9:30 a.m. Eastern on Thursday, April 6, 2006.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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              (d)   Exhibits

                    99.1   Dresser-Rand Group Inc.  News Release dated
                           April 5, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DRESSER-RAND GROUP INC
                                               (Registrant)


 Date:  April 5, 2006                     By:    /s/ Randy D. Rinicella
                                                 -------------------------------
                                                 Randy D. Rinicella
                                                 Vice President, General Counsel
                                                 and Secretary

                             DRESSER-RAND GROUP INC.

                                  EXHIBIT INDEX

EXHIBIT NO.   SUBJECT MATTER
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99.1          News Release dated April 5, 2006